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                                                                    EXHIBIT 23.1

[LOGO] KPMG Peat Marwick LLP


                  Consent of Independent Public Accountants

We consent to the use of our report included herein.


                                                KPMG Peat Marwick LLP
Memphis, Tennessee
July 11, 1995